EXHIBIT A

THIS LEASE AGREEMENT, made and entered into this the 22nd day of October, 1987, by and between George D. Robinson, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

WITNESSETH

That for and in consideration of the sum of Ten Dollars ($10.00) cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

BEGINNING on a marked Sycamore tree at Tug River Bank, thence a straight line up the bank to the State Road 292; thence, crossing the road to a small drain; thence with said drain to a planted stone; thence a straight line up the hill to a marked cliff. Thence a straight line up the hill to a mark (X) on the cliff. Thence with the center of the point to the top of the point to the line of Floyd E Williamson to a blackoak for a corner; thence turning to the left and running down the ridge between Turkey Creek and the Tug River to a marked hickory for a corner between Thomas E. Slater, Sr., and Floyd E. Williamson line; thence turning to the left and running down the hill with said Floyd E. Williamson's line to the river; thence down the river to the BEGINNING corner so as to include all the mineral within the said bounds; Furthermore, this deed

includes all the mining rights to get out all the coal or minerals within the said bounds. This deed only includes the mineral and not the surface;

A certain tract or parcel of land lying in Pike County, Kentucky, on Tug River below Turkey Creek, Kentucky, and being the same land conveyed to Laben Slater and Iva Jean Slater, his wife, by General Lee Slater by Deed bearing date, September 30, 1971, which is duly recorded in Deed Book 338, page 548, Pike County Court Clerk's Office, containing eighteen acres more or less.

BEGINNING at a marked rock near the Tug River for a corner between the line of Noah Slater and Freddie B. Slater; thence running down the river to a Sycamore near a small drain; thence up the drain to the public road; thence crossing the public road to a small drain; thence up the drain to a planted stone; thence turning to the right; thence a straight line to a marked rock, thence up the point with marked line to the top of William Millard's line to a planted stone for a corner; thence turning to left and running to the top of the ridge with J. B. Slater's line and Freddie B. Slater's line; thence turning to the left, and running down the gill with Freddie B. Slater's line to the beginning corner so as to include all the coal within the said bounds to include fifty (50) acres more or less.

A certain tract of coal lying in Pike County, Kentucky, on Tug River on Star Route 292 and being Coal on tract number Four (4) land conveyed to Andrew Farley and Launie Ruth Farley, his wife, by Dorothy Slater by deed book dated Tenth (10th) day of January, 1974, which is duly recorded in Deed Book 519, page 254, Pike County Court Clerk's Office, containing fifty (50) acres more or less.

agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) PARTIES BOUND

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) ASSIGNMENT

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) WARRANTY

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of

the Lessee.

(12) W H E E L A G E R I G H T

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSOR:

George D. Robinson

LESSEE:

Paul N. Slater

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by George D. Robinson and was acknowledged by said George D. Robinson to be his/her free act and deed.

WITNESS my hand this 22nd day of October. 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by Paul N. Slater and was acknowledged by said Paul N. Slater to be his/her free act and deed.

WITNESS my hand this 22nd day of October. 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

This instrument was prepared by:
Paul N. Slater
HC 61 Box 770
Turkey Creek, KY 41570
Paul Neil Slater

STATE OF KENTUCKY 9:46 A.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Assignment was on the 24th day of August, 1990, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August 1990

LILLIAN PEARL ELLIOTT, Clerk

By [signature], D.C.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative

THIS LEASE AGREEMENT, made and entered into this the ________ day of ____________________, 1988, by and between George D. Robinson, hereinafter referred to as LESSOR, and Gwenco, Inc., with Post Office Box 640, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Pond Creek seam of coal on that certain tracts or parcels of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

BEGINNING at a stake in the west line of the county road S 80 25 W 1033.69 feet to a stake in the center of the ridge; thence, S 19 42 W 144.95 feet to a stake on center point and ridge; thence, S 64 24 E 144.26 feet to a stake at center of lane thence, S 72 06 E 202.74 feet to a stake at center of lane; thence, S 82 26 E 121.30 feet to a stake at center of lane; thence, S 79 50 E 96.79 feet to a stake at center of lane; thence, S 66 56 E 71.79 feet to a stake at center of lane; thence, S 56 48 E 114.04 feet to a stake at center of lane in the West line of the County road; thence, to the place of BEGINNING along the County road, containing 11.38 acres.

And, being a part of the real estate that was conveyed to William Lee Millard by Sarah Millard, his wife, by Deed dated February 24, 1968, and recorded in Deed Book 488, 15 page 599, Pike County Clerk's Office. See, also, Affidavit of Descent for William Lee Millard, dated August 3, 1970, and recorded in Deed Book, 499, at Page 283. See, also, Deed Book 515, at Page 566, Pike County Clerk's Office.

The cemetery located on the property is hereby excepted from this conveyance as is shown on that map prepared by Good Engineering Company, dated 1938, and showing a subdivision of William Lee Millard's property.

TRACT NO. 2, BEGINNING at a stake in the center line of Falls Branch, said stake being a corner to the Kennie B. Millard 10.32 Acre Tract, thence up said Branch S-7 degrees 56 minutes W 202.11 feet to a stake in center line of said Branch and a corner to the C. Harry Millard tract of 10.34 Acres, thence with the line dividing the two tracts (Harry Millard and Ben Millard) S-61 degrees 05 minutes W 1082.40 feet to a stake on the center line of the ridge and with said ridge N 60 degrees 51 minutes W-343.04 feet to a 20 inch Black Oak, thence N 61 degrees 30 minutes E 297-22 feet to an "X" on a rock cliff, thence N 5 degrees 08 minutes E 15.00 feet to a stake on center of said ridge, a corner of the Kennie B. Millard 10.32 Acre tract, thence leaving the ridge and down the hill with the reverse line of the Kennie B. Millard tract N 77 degrees 49 minutes E 1215.96 feet to the BEGINNING, and containing by survey 10.32 acres.

And, being in all respects a part of the same real estate that was conveyed to Benjamin Millard, deceased, by William Lee Millard, ET UX, by deed dated April 5, 1938, and of record in the Office of the Clerk of the County Court of Pike County, Kentucky, in deed book No. "112" at page "444."

TRACT NO. 3, BEGINNING on a marked Sycamore tree at Tug River Bank, thence a straight line up the bank to the State Road 292; thence, crossing the road to a small drain; thence with said drain to a planted stone; thence a straight line up the hill to a marked cliff. Thence a straight line up the hill to a mark (X) on the cliff. Thence with the center of the point to the top of the point to the line of Floyd E. Williamson to a black oak for a corner; thence turning to the left and running down the ridge between Turkey Creek and the Tug River to a marked hickory for a corner between Thomas E. Slater, Sr., and Floyd E. Williamson line; thence turning to the left and running down the hill with said Floyd E. Williamson's line to the river; thence down the river to the BEGINNING corner so as to include all the mineral within the said bounds; furthermore, this deed includes all the mining rights to get out all the coal or minerals within the said bounds. This deed only includes the mineral and not the surface.

TRACT NO. 4, A certain tract or parcel of land lying in Pike County, Kentucky, on Tug River below Turkey Creek, Kentucky, and being the same land conveyed to Laben Slater and Iva Jean Slater, his wife, by General Lee Slater by Deed bearing date, September 30, 1971, which is duly recorded in Deed Book 338, page 548, Pike County Court Clerk's Office, containing eighteen acres more or less.

TRACT NO. 5, BEGINNING at a marked rock near the Tug River for a corner between the line of Noah Slater and Freddie B. Slater; thence, running down the river to a Sycamore near a small drain; thence up the drain to the public road; thence crossing the public road to a small drain; thence up the drain to a planted stone; thence turning to the right; thence a straight line to a marked rock, thence up the point with marked line to the top of William Millard's line to a planted stone for a corner; thence turning to left and running to the top of the ridge with J. B. Slater's line and Freddie B. Slater's line; thence turning to the left, and running down the hill with Freddie B. Slater's line to the beginning corner so as to include all the coal within the said bounds to include fifty (50) acres more or less.

TRACT NO. 6, A certain tract of coal lying in Pike County, Kentucky, on Tug River on Star Route 292 and being coal on tract number Four (4) land conveyed to Andrew Farley and Launie Ruth Farley, his wife, by Dorothy Slater by deed book dated Tenth (10th) day of January, 1974, which is duly recorded in Deed Book 519, page 254, Pike County Court Clerk's Office, containing fifty (50) acres more or less.

TRACT NO. 7, A certain tract or parcel of land lying in Pike County, Kentucky on Tug River above Slater Branch and being the same land conveyed to the first parties by Com. by deed bearing date June 7, 1911, which is duly recorded in Comr. Deed Book 6, page 52, Pike County Court Clerk's Office, containing 4 acres, more or less, bounded as follows:

BEGINNING with W. L. Slater's at the river thence running with said line to top of point thence down the point with C. B. Slater's and William Millard's lines to the river thence down river to the beginning, J. T. Slater and W. L. Slater shall have right of way through this property in, out, over, or under free of charge.

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years and shall be automatically renewable for additional Three (3) year terms until all the mineable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and seventy-fivecents($1.75) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined and removed during the preceding calendar month.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the

mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense, but not to interfere with mining activities.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of liability insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease

now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth hereinafter.

(11) W A R R A N T Y

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto,

in fee simple absolute, including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

(12) WHEELAGE RIGHTS

For the same consideration, the Lessors grant unto the Lessee the right to haul coal under the Leased premises or through the underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

"LESSOR" George D. Robinson
GEORGE D. ROBINSON

"LESSEE" GWENCO, INC.

BY: Paul Neil Slater
PAUL NEIL SLATER
ITS: President

ATTEST:

Homer Preece
____

ITS: Vice President

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by GEORGE D. ROBINSON and was acknowledged by said GEORGE D. ROBINSON to be his free act and deed.

WITNESS my hand this 4th day of October, 1988.
My commission expires My Commission Expires Oct. 30, 1991.

Audrey R. Lewis
NOTARY PUBLIC

STATE OF Kentucky
COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by PAUL NEIL SLATER as President of GWENCO, INC., a Kentucky Corporation, on behalf of the Corporation, and duly attested by Homer Ray Preece, its Vice President, on its behalf.

WITNESS my hand this 4th day of October, 1988.
My commission expires My Commission Expires Oct. 30, 1991.

Audrey R. Lewis
NOTARY PUBLIC

This instrument was prepared by
Paul Neil Slater of HC 61 Box 770
Turkey Creek, Kentucky 41570

Paul Neil Slater